UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 16, 2018

                    FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                    -------------------------------------
            (Exact name of Registrant as specified in its charter)


         Nevada                        001-31540                 91-1922863
 --------------------------        -----------------         ------------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
 of incorporation)                                           Identification No.)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01   Completion of Acquisition or Disposition of Assets

     On November 16th, 2018 the Company acquired 65% of ENP Investments, LLC, a manufacturer, distributor and retailer of specialty agriculture products which are used for golf courses, turf and ornamental plants.

     The purchase price for the 65% interest in ENP was US$5.11 million and was paid with cash of US$4.11 million and a convertible note in the principal amount of US$1.00 million. The note is unsecured, bears interest at 5% per year, and is payable on September 30, 2023. The Company, at its option, may extend the maturity date of the note to September 30, 2028. The note, at the option of the holder of the note, may be converted into 400,000 shares of the Company's common stock.

     The interest in ENP was acquired from the owners of ENP, none of whom had or have any relationship with the Company or the Company's officers or directors.

     The financial statements of ENP as required by Item 2.01 of Form 8-K will be filed as an amendment to this report. The Company will consolidate the financial statements of ENP beginning October 1, 2018.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     See Item 2.01 of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 19th, 2018
                                 FLEXIBLE SOLUTIONS INTERNATIONAL, INC.



                                 By: /s/ Daniel B. O'Brien
                                     -----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer